Exhibit 31.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a), AS
ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Principal Financial/Accounting Officer

I, Yan Lin, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Kun Run Biotechnology, Inc. for the fiscal year ended December 31, 2008;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

	By:	/s/ Yan Lin
Dated: July 30, 2009
Name: Yan Lin
Title: Chief Accounting Officer (Principal Financial Officer)